UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 16, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 16, 2015, InVivo Therapeutics Holdings Corp. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s Employee Stock Purchase Plan. A description of the material terms and conditions of the Employee Stock Purchase Plan appears on pages 33-35 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2015 (the “Proxy Statement”), and such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Annual Meeting, the Company’s stockholders also approved the Company’s 2015 Equity Incentive Plan. A description of the material terms and conditions of the 2015 Equity Incentive Plan appears on pages 36-44 of the Proxy Statement and such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2015 Equity Incentive Plan, which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 16, 2015, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved a change in the bonus target for its senior executives (other than the Company’s Chief Executive Officer) from 25% to 35% of the senior executive’s base salary, effective with the 2015 annual incentive bonus plan.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted to the stockholders at the Annual Meeting, all of which were approved:

•                  the election of two (2) Class I directors to serve on the Company’s Board of Directors for a three-year term ending at the Company’s annual meeting of stockholders in 2018 and one (1) new Class III director to serve on the Company’s Board of Directors for a term ending at the Company’s annual meeting of stockholders in 2017, or until their successors are duly elected and qualified;

•                  the approval of the Company’s Employee Stock Purchase Plan;

•                  the approval of the Company’s 2015 Equity Incentive Plan; and

•                  the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The number of votes for, withheld or against and the number of abstentions and non-votes with respect to each matter are set forth below.

Election of Directors

Class I Nominees

Nominee	For Votes	Withheld Votes	Broker Non-Votes
Kenneth DiPietro	5,960,450	117,121	12,310,770
Richard J. Roberts	5,958,215	119,356	12,310,770

Class III Nominee

Nominee	For Votes	Withheld Votes	Broker Non-Votes
C. Ann Merrifield	5,965,855	111,716	12,310,770

Approval of Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
5,683,751	312,299	81,521	12,310,770

Approval of 2015 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
4,663,919	1,299,410	114,242	12,310,770

Ratification of the Appointment of Wolf & Company, P.C. as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015

For	Against	Abstain	Broker Non-Votes
17,826,115	270,633	291,593	0

Item 7.01.                                        Regulation FD Disclosure.

On June 16, 2015, the Company posted an updated investor presentation in the “Investor Relations” section of its website at www.invivotherapeutics.com.

Item 8.01.                                        Other Events.

The Company’s Board of Directors (the “Board”) has approved certain changes in its committees and has appointed Ann Merrifield as Lead Director.  The Board approved a split of its Governance, Nominating and Compensation Committee into two standing committees, the Compensation Committee and the Nominating and Corporate Governance Committee, and approved the following Chairpersons and members of each of its standing committees:

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee

John A. McCarthy, Jr., Chair	Kenneth DiPietro, Chair	Ann Merrifield, Chair
Dan Marshak	Dan Marshak	John A. McCarthy, Jr.
Ann Merrifield	Dr. Richard Roberts	Kenneth DiPietro
Dr. Richard Roberts

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

10.1	Employee Stock Purchase Plan.

10.2	2015 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: June 16, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employee Stock Purchase Plan.

10.2	2015 Equity Incentive Plan.